UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No.       )

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

SOCIAL REALITY, INC.

(Name of Registrant As Specified in Charter)

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(2)

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(3)

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(4)

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(5)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Date Filed:

456 Seaton Street

Los Angeles, CA  90013

Telephone:  (323) 694-9800

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

To our Class A common stockholders:

We are furnishing this notice and the accompanying information statement to the holders of shares of Class A common stock, $0.001 par value per share, of Social Reality, Inc., a Delaware corporation, for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

The purpose of this information statement is to notify our Class A common stockholders that on [•], 2016, the holders of 16,361,254 outstanding shares of our Class A common stock, representing 54.6% of the outstanding shares of our Class A common stock, executed a written consent in lieu of a special meeting of stockholders, to be effective on [•], 2016 (the "Majority Stockholder Consent") approving a reverse stock split of our outstanding Class A common stock at a ratio of up to one for five (1:5), in a definitive amount and on a future date to be fixed by our board of directors, in their sole discretion (the "Reverse Stock Split").

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

BY ORDER OF THE BOARD OF DIRECTORS:

Los Angeles, CA	/s/ Christopher Miglino
[•], 2016	Christopher Miglino,
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials:  This information statement is available free of charge on our website www.socialreality.com.

INFORMATION STATEMENT

Exhibit A

Form of Certificate of Amendment to our Certificate of Incorporation

FORWARD-LOOKING STATEMENTS

This information statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1.A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 as filed with the Securities and Exchange Commission and our subsequent filings with the Securities and Exchange Commission (the "SEC").

i

456 Seaton Street

Los Angeles, CA  90013

Telephone:  (323) 694-9800

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

GENERAL INFORMATION

This information statement is being mailed on or about [•], 2016 to the holders of record at the close of business on [•], 2016 (the "Record Date") of shares of the Class A common stock of Social Reality, Inc., a Delaware corporation, in connection with the approval of the Reverse Stock Split.

Holders of 54.6% of our outstanding Class A common stock, which represent our only class of voting securities, have executed the Majority Stockholder Consent approving the Reverse Stock Split.  The elimination of the need for a special meeting of stockholders to approve this action is made possible by Section 228 of the Delaware General Corporation Law which provides that any action to be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote, if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted.  The number of Class A common shares held by our majority stockholders on the Record Date were sufficient to approve the Reverse Stock Split.  The board of directors does not intend to solicit any proxies or consents from any other stockholders in connection with this action.

This information statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to our Class A common stockholders of record on the Record Date. This information statement is being mailed on or about [•], 2016 to stockholders of record on the Record Date who did not execute the Majority Stockholder Consent.  This information statement also constitutes notice under Section 228 of the Delaware General Corporation Law that the Reverse Stock Split was approved by the written consent of the majority Class A stockholders.

The entire cost of furnishing this information statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this information statement to the beneficial owners of our Class A common stock held of record by them, and will reimburse such persons for their reasonable charges and expenses in connection therewith.

THE REVERSE STOCK SPLIT

On July 6, 2016 our board of directors adopted a resolution authorizing, but not requiring, the Reverse Stock Split of our Class A common stock at a specific ratio to be determined by our board of directors in the future within a range up to 1-for-5.  On [•], 2016 our majority stockholders executed the Majority Stockholder Consent approving the Reverse Stock Split.  Our board of directors may effect the Reverse Stock Split at any time on or before [•], 2017.  If our board decides to delay the Reverse Stock Split beyond that date, we would be required to re-obtain stockholder approval and mail you another information statement.

Our board’s decision to effect the Reverse Stock Split, if at all, will be based on its determination as to the advisability of the Reverse Stock Split in connection with the considerations described below under the section “Reasons for the Reverse Stock Split.” In the event our board decides to effect the Reverse Stock Split, our board may nonetheless abandon the Reverse Stock Split, without further action by our stockholders, at any time prior to the effectiveness of the Reverse Stock Split. The Reverse Stock Split will be effected through the filing of a Certificate of Amendment to our Certificate of Incorporation (the "Amendment") with the Secretary of State of Delaware.  The form of Amendment is provided as Exhibit A to this information statement.  The board of directors has the discretion to determine the final ratio of the Reverse Stock Split, and to file the Amendment, at any time prior to [•], 2017.

Reasons for the Reverse Stock Split

Our Class A common stock is currently quoted on the OTCQB Tier of the OTC Markets.  The last reported closing price of our Class A common stock on July 5, 2016 was $1.50 per share.  The principal reason for the Reverse Stock Split will be to facilitate the uplisting of our Class A common stock to an exchange.  We have applied for listing of our Class A common stock on The NASDAQ Capital Market which has a minimum market (bid) price requirement for new applicants of $4.00 per share. The Reverse Stock Split is intended to increase the per share stock price of our Class A common stock to a level which satisfies this initial listing criteria.  We selected a Reverse Stock Split ratio range of up to 1-for-5 to provide flexibility to our Board to balance the need for a higher trading price for our Class A common stock against the potential decreased liquidity from reducing the total number of shares of our Class A common stock that would be issued and outstanding.

In addition to satisfying one of the criteria for initial listing of our Class A common stock on The NASDAQ Capital Market, our board of directors also believes that if we are successful in maintaining a higher price per share of our Class A common stock we will be able to generate greater interest among investors and institutions.  If we are successful in generating such interest, we anticipate that our Class A common stock would have greater liquidity and a stronger investor base.

However, the effect of the Reverse Stock Split, if any, upon the sustained stock price for our Class A common stock cannot be predicted, and the history of similar reverse stock splits for companies like our is varied. Further, we cannot assure you that the stock price of our Class A common stock after the Reverse Stock Split will be maintained in proportion to the reduction in the number of shares of Class A common stock outstanding as a result of the Reverse Stock Split because, among other things, the stock price of our Class A common stock may be based on our performance and as well as other factors.  Lastly, we cannot assure you that The NASDAQ Stock Market will approve the application for listing of our Class A common stock even after the Reverse Stock Split is effective.

Overall impact of the Amendment

The Amendment will decrease the number of outstanding shares of our Class A common stock as a result of the impact of the Reverse Stock Split.  The following table provides estimates as of [•], 2016 of the number of shares of our Class A common which are authorized and outstanding and reserved for issuances under outstanding options, warrants and restricted stock grants prior to any Reverse Stock Split and following the Reverse Stock Split based upon a variety of different split ratios.  Because following the Reverse Stock Split, we will have a greater number of authorized but unissued shares of Class A common stock available for future issuances, the following table also provides information on the percentage of increase in those authorized but unissued shares as a result of the Reverse Stock Split.  The estimated number of outstanding shares of Class A common stock after the Reverse Stock Split do not reflect the potential impact of rounding up of factional shares, and do not reflect the impact of any additional issuance of shares of our Class A common stock after [•], 2016, including from the exercise of presently outstanding options, warrants and restricted stock awards.

	Number of Shares of Class A Common Stock			% Available for
	Authorized	Outstanding	Reserved	Future Issuances

Prior to the Reverse Stock Split	250,000,000	29,977,925	13,017,016	82.8%
After the Reverse Stock Split at an assumed ratio of:
1:2	250,000,000	14,988,963	6,508,508	91.4%
1:3	250,000,000	9,992,642	4,339,005	94.3%
1:4	250,000,000	7,494,481	3,254,254	95.7%
1:5	250,000,000	5,995,585	2,603,403	96.6%

Our authorized but unissued Class A common stock may be issued at the direction of our board of directors at such times, in such amounts and upon such terms as our board of directors may determine, without further approval of our stockholders unless, in any instance, such approval is expressly required by law.  The Reverse Stock Split will provide us with the ability to issue such additional shares of Class A common stock for a variety of corporate purposes, including acquisitions involving the issuance of securities, capital raising transactions, business development efforts, or other proper corporate purposes. Our board of directors reviews and evaluates potential capital raising activities, transactions and other corporate actions on an ongoing basis to determine if such actions would be in the best interests of our company and our stockholders. The resulting increase in the number of authorized Class A common shares as a result of the Reverse Stock Split may affect the rights of existing holders of Class A common shares to the extent that future issuances of Class A common shares reduce each existing stockholder’s proportionate ownership and voting rights in our company.  In addition, possible dilution caused by future issuances of Class A common shares could be accompanied by a decline in the market price of our shares, assuming a market for our Class A common stock continues, of which there is no assurance.

The additional Class A common stock that will be available for issuance following the effective date of the Amendment could have material anti-takeover consequences, including the ability of our board of directors to issue additional shares of Class A common stock without additional stockholder approval because unissued Class A common stock could be issued by our board of directors in circumstances that may have the effect of delaying, deterring or preventing takeover bids. For example, without further stockholder approval, our board of directors could strategically sell Class A common shares in a private transaction to purchasers who would oppose a takeover. In addition, because stockholders do not have preemptive rights under our Certificate of Incorporation, the rights of existing stockholders may (depending on the particular circumstances in which the additional Class A common shares are issued) be diluted by any such issuance and increase the potential cost to acquire control of our company. In proposing the Amendment, our board of directors was not motivated by the threat of any attempt to accumulate shares or otherwise gain control of our company. However, stockholders should nevertheless be aware that approval of the Amendment could facilitate our efforts to deter or prevent changes of control in the future.

Other than as set forth herein, there are currently no plans, agreements, arrangements, or understanding, for the issuance of additional shares of Class A common stock.  Our board of directors does not intend to issue any additional Class A common shares except on terms that it deems to be in the best interest of our company and our stockholders. It is not anticipated that our financial condition, the percentage ownership of management, the number of stockholders, or any aspect of our business will materially change as a result of the Amendment.

The Reverse Stock Split will not affect the par value of our Class A common stock, which will remain $0.001 per share, nor will it have any impact on our Class B common stock or our preferred stock. As a result, at the effective time of the Reverse Stock Split, the stated capital attributable to Class A common stock and the additional paid-in capital account on our balance sheet will not change.  Reported per share net income or loss will be higher because there will be fewer shares of Class A common stock outstanding.

The Reverse Stock Split will cause proportionate adjustments to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options and warrants.  This would result in approximately the same aggregate price being required to be paid under such options and warrants, upon exercise, and approximately the same value of shares of Class A common stock being delivered upon such exercise or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares vesting under restricted stock grants made will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the board of directors, subject to our treatment of fractional shares.

Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizing certain federal income tax consequences of the Reverse Stock Split is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this information statement was first mailed to stockholders. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies).  The following discussion has not been prepared by tax counsel, but has been reviewed by management and is believed to be accurate as of the date of this information statement. Our views regarding the tax consequences of the Reverse Stock Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed herein.

The receipt of the Class A common stock following the effective date of the Reverse Stock Split, solely in exchange for the Class A common stock held prior to the Reverse Stock Split, will not generally result in the recognition of gain or loss to the stockholders.  The value of the additional share received by a stockholder in lieu of a fractional share, however, might result in a gain or loss based upon the difference between the value of the additional share and the basis in the surrendered fractional share.

The adjusted tax basis of a stockholder in the Class A common stock received after the Reverse Stock Split will be the same as the adjusted tax basis of the Class A common stock held prior to the Reverse Stock Split exchanged therefore (subject to the treatment of fractional shares), and the holding period of the Class A common stock received after the Reverse Stock split will include the holding period of the Class A common stock held prior to the Reverse Stock Split exchanged therefore. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

THIS SUMMARY IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL ASPECTS OF THE POSSIBLE FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. IN PARTICULAR, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THIS SUMMARY ASSUMES THAT OUR SHARES ARE HELD AS "CAPITAL ASSETS" AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO OUR STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES. AS A RESULT, IT IS THE RESPONSIBILITY OF EACH STOCKHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE REVERSE STOCK SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE REVERSE STOCK SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH STOCKHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

How the Reverse Stock Split will be enacted

In the event our board of directors determines to effect the Reverse Stock Split, we will publicly announce the effective date of the reverse split and the final ratio of the split.  The Reverse Stock Split will then be effected by the filing of the Amendment with the Secretary of State of Delaware.  On the effective date of the Amendment, every share of issued and outstanding Class A common stock (the “Old Class A Common Stock”) prior to the effective date of the Reverse Stock Split will be reclassified and converted into one validly issued, fully paid and non-assessable share of Class A common stock (the “New Class A Common Stock”).  Each certificate representing shares of Old Class A Common Stock will thereafter represent the number of shares of New Class A Common Stock into which the shares of Old Class A Common Stock represented by such certificate were reclassified and converted hereby.  No cash will be paid or distributed as a result of the Reverse Stock Split, and no fractional shares will be issued.  All fractional shares which would otherwise be required to be issued as a result of the Reverse Stock Split will be rounded up to a whole share.

PRINCIPAL STOCKHOLDERS

At July 6, 2016 we had 29,977,925 shares of our Class A common stock outstanding which is our only class of voting securities. The following table sets forth information regarding the beneficial ownership of our Class A common stock as of July 6, 2016 by:

•	each person known by us to be the beneficial owner of more than 5% of our Class A common stock;
•	each of our directors;
•	each of our named executive officers; and
•	our named executive officers, directors and director nominees as a group.

Unless otherwise indicated, the business address of each person listed is in care of 456 Seaton Street, Los Angeles, CA  90013. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our Class A common stock outstanding on that date and all shares of our Class A common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our Class A common stock owned by them, except to the extent that power may be shared with a spouse.

	Class A Common Stock
Name and Address of Beneficial Owner	Shares	%
Christopher Miglino (1)	5,371,206	17.9%
Erin DeRuggiero (2)	2,573,333	8.6%
Richard Steel (3)	1,283,766	4.3%
Kristoffer Nelson (4)	725,000	2.4%
Chad Holsinger (5)	62,500	≤1%
Marc Savas (6)	139,939	≤1%
Malcolm Casselle	308,929	1.0%
Martin A. Sumichrast (7)	4,551,429	15.2%
Rodney J. Dillman	7,143	≤1%
All directors and executive officers as a group (nine persons) (1) (2) (3)(4)(5)(6)(7)	15,023,235	49.7%
Richard C. Siskey (8)	4,626,429	15.4%
G. Tyler Runnels (9)	1,993,393	6.7%

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(1)

The number of shares beneficially owned by Mr. Miglino includes 333,333 shares of our Class A common stock underlying a convertible note issued to CBRW Investments, LLC.

(2)

The number of shares beneficially owned by Ms. DeRuggiero includes:

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225,000 shares of Class A common stock underlying a warrant issued to Siskey Capital, LLC ("SCAP") by Ms. DeRuggiero;

•

150,000 shares of Class A common stock underlying a warrant issued to Siskey Capital Opportunity Fund, LLC ("Opp Fund") by Ms. DeRuggiero; and

•

225,000 shares of Class A common stock underlying a warrant issued to Siskey Capital Opportunity Fund II, LLC ("Opp Fund II") by Ms. DeRuggiero.

(3)

Excludes options to purchase 600,000 shares of our Class A common stock at an exercise price of $1.50 which have not yet vested.

(4)

Includes 229,169 shares of our Class A common stock which were granted, subject to vesting, under a restricted stock award, and options to purchase 33,334 shares of our Class A common stock at an exercise price of $1.00 per share, but excludes 16,666 shares of Class A common stock underlying the options which have not yet vested.

(5)

Excludes options to purchase 187,500 shares of our Class A common stock at an exercise price of $1.50 which have not yet vested.

(6)

Includes 38,929 outstanding shares and options to purchase an aggregate of an additional 101,000 shares, including 15,000 shares of our Class A common stock at an exercise price of $0.8111 per share which expire in February 2017, options to purchase 12,000 shares of our Class A common stock at an exercise price of $1.00 per share which expire in February 2018, options to purchase 50,000 shares at an exercise price of $1.00 which expire in April 2018, options to purchase 12,000 shares at an exercise price of $2.70 which expire in February 2019 and options to purchase 12,000 shares at an exercise price of $1.20 which expire in February 2020.

(7)

The number of shares of our Class A common stock beneficially owned by Mr. Sumichrast includes:

•

15,000 shares underlying options with an exercise price of $1.19 per share;

•

1,092,679 shares of Class A common stock held by SCAP

•

225,000 shares of Class A common stock underlying a warrant issued to SCAP by Ms. DeRuggiero;

•

1,410,000 shares of Class A common stock held by Carolina Preferred Technology Investments, LLC ("Carolina Preferred");

•

150,000 shares of Class A common stock held by Opp Fund;

•

150,000 shares of Class A common stock underlying a warrant issued to Opp Fund by Ms. DeRuggiero;

•

1,283,750 shares of Class A common stock held by Opp Fund II; and

•

225,000 shares of Class A common stock underlying a warrant issued to Opp Fund II.

Mr. Sumichrast in his position at SCAP has shared right to direct the vote and disposition of securities owned by SCAP. SCAP Management Group, LLC is the managing member of Carolina Preferred, Opp Fund and Opp Fund II. Mr. Sumichrast in his position at SCAP Management Group, LLC has shared right to direct the vote and disposition of securities owned by each of Carolina Preferred, Opp Fund and Opp Fund II. Mr. Sumichrast disclaims beneficial ownership of the securities held of record by these entities except to the extent of his pecuniary interest therein.

The number of shares beneficially owned by Mr. Sumichrast excludes an aggregate of 1,233,000 shares of our Class A common stock issuable upon the possible exercise of Class A warrants owned by Carolina Preferred and Opp Fund II. Under the terms of the warrants, a holder may not exercise the warrants to the extent such conversion or exercise would cause such holder, together with its affiliates, to beneficially own a number of shares of Class A common stock which would exceed 4.99% of our then outstanding shares of Class A common stock following such exercise. This limitation may be increased to 9.99% at the holder's option upon 61 days notice to us.

(8)

The number of shares beneficially owned by Mr. Siskey includes:

•

1,092,679 shares of Class A common stock held by SCAP;

•

225,000 shares of Class A common stock underlying a warrant issued to SCAP by Ms. DeRuggiero;

•

1,410,000 shares of Class A common stock held by Carolina Preferred;

•

150,000 shares of Class A common stock held by Opp Fund;

•

150,000 shares of Class A common stock underlying a warrant issued to Opp Fund by Ms. DeRuggiero;

•

1,283,750 shares of Class A common stock held by Opp Fund II;

•

225,000 shares of Class A common stock underlying a warrant issued to Opp Fund II;

•

20,000 shares of Class A common stock held by Siskey Industries, LLC; and

•

70,000 shares of Class A common stock held by TSI Holdings, LLC.

Mr. Siskey in his position at SCAP has shared right to direct the vote and disposition of securities owned by SCAP. SCAP Management Group, LLC is the managing member of Carolina Preferred, Opp Fund and Opp Fund II. Mr. Siskey in his position at SCAP Management Group, LLC has shared right to direct the vote and disposition of securities owned by each of Carolina Preferred, Opp Fund and Opp Fund II. Mr. Siskey is managing member of each of Siskey Industries, LLC and TSI Holdings, LLC and is his positions with those companies has the right to direct the vote and disposition of securities owned by such company. Mr. Siskey disclaims beneficial ownership of the securities held of record by these entities except to the extent of his pecuniary interest therein.

The number of shares beneficially owned by Mr. Siskey excludes an aggregate of 1,268,000 shares of our Class A common stock issuable upon the possible exercise of Class A warrants owned by Carolina Preferred, Opp Fund II, and TSI Holdings, LLC. Under the terms of the warrants, a holder may not exercise the warrants to the extent such conversion or exercise would cause such holder, together with its affiliates, to beneficially own a number of shares of Class A common stock which would exceed 4.99% of our then outstanding shares of Class A common stock following such exercise. This limitation may be increased to 9.99% at the holder's option upon 61 days notice to us. Mr. Siskey's address is 4521 Sharon Road, Suite 450, Charlotte, NC 28211.

(9)

The number of shares of Class A common stock beneficially owned by Mr. Runnels includes:

•

1,409,093 shares which are held by the Runnels Family Trust DTD 1-11-2000 (the “Runnels Family Trust”), of which Mr. Runnels, with Jasmine N. Runnels, is trustee;

•

50,000 shares which are held by High Tide, LLC (“High Tide”), of which Mr. Runnels is the manager;

•

256,300 shares which are held by T.R. Winston & Company, LLC (“TR Winston”), of which Mr. Runnels is the majority owner; and

•

280,000 shares which are held by TRW Capital Management, LLC ("TRW Capital Management") of which Mr. Runnels is the manager and majority owner.

The number of shares of Class A common stock beneficially owned by Mr. Runnels excludes:

•

275,000 shares underlying warrants which are held by the Runnels Family Trust;

•

25,000 shares underlying a warrant which is held by High Tide;

•

1,331,678 shares underlying warrants which are held by TR Winston; and

•

130,000 shares underlying a warrant which is held by TRW Capital Growth Fund, LLC ("TRW Capital Growth") of which Mr. Runnels is the manager and majority owner.

Under the terms of the warrants, the holder may not exercise the warrants to the extent such exercise would cause the holder, together with its affiliates, to beneficially own a number of shares of Class A common stock which would exceed 4.99% of Social Reality, Inc.’s then outstanding shares of Class A common stock following such exercise. This limitation may be increased to 9.99% at the holder’s option upon 61 days notice to Social Reality, Inc.  Mr. Runnels' address is 2049 Century Park East, Suite 320, Los Angeles, CA 90067.

DISSENTER'S RIGHTS

Under Delaware law there are no dissenter's rights available to our stockholders in connection with the Reverse Stock Split.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy and information statements with respect to two or more stockholders sharing the same address by delivering a single proxy or information statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy or information statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy or information statement, or if you currently receive multiple proxy or information statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Social Reality, Inc., 456 Seaton Street, Los Angeles, CA  90013.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Christopher Miglino
[•], 2016	Christopher Miglino, Chief Executive Officer

Exhibit A

CERTIFICATE OF AMENDMENT

TO THE CERTIFICATE OF INCORPORATION

OF

SOCIAL REALITY, INC.

(A Delaware Corporation)

Pursuant to Section 242 of the Delaware General Corporation Law, the undersigned, being the Chief Executive Officer of Social Reality, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify that the following resolution was adopted by the Corporation’s Board of Directors and its stockholders as hereinafter described:

RESOLVED: Article IV of the Certificate of Incorporation, as amended, of this Corporation is hereby amended by adding the following:

On the date of effective date of this Certificate of Amendment, the Corporation will effect a reverse stock split (the “Reverse Stock Split”) of its outstanding Class A Common Stock pursuant to which every[•] ([•]) issued and outstanding shares of the Corporation's Class A Common Stock, par value $0.01 (the “Old Class A Common Stock”) shall be reclassified and converted into one (1) validly issued, fully paid and non-assessable share of Class A Common Stock, par value $0.001 (the “New Class A Common Stock”).  Each certificate representing shares of Old Class A Common Stock shall thereafter represent the number of shares of New Class A Common Stock into which the shares of Old Class A Common Stock represented by such certificate were reclassified and converted hereby; provided, further, that no cash will be paid or distributed as a result of the Reverse Stock Split and no fractional shares will be issued.  All fractional shares which would otherwise be required to be issued as a result of the Reverse Stock Split will be rounded up to the nearest whole share.

FURTHER RESOLVED:  That the effective date of this Certificate of Amendment shall be [•], 2016.

The foregoing resolutions and this Certificate of Amendment were adopted by the Board of Directors of the Corporation pursuant to a written consent of the directors of the Corporation dated ________, 2016 in accordance with Section 141 of the Delaware General Corporation Law, and by the written consent of holders of a majority of the outstanding shares of the Corporation’s voting stock on [•], 2016 in accordance with Section 228 of the Delaware General Corporation Law

IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer of this Corporation, has executed this Certificate of Amendment to the Corporation’s Certificate of Incorporation, as amended, as of [•], 201_.

Social Reality, Inc.

By:
Christopher Miglino, Chief Executive Officer

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